JPMORGAN MONEY MARKET FUNDS

JPMorgan Tax Free Money Market Fund
JPMorgan New York Municipal Money Market Fund

(All Share Classes)
 (each, a series of JPMorgan Trust I)

Supplement dated June 2, 2008
to the Prospectuses dated July 1, 2007

JPMorgan Tax Free Money Market Fund. Due to current market conditions, the Fund has invested and may continue to invest in excess of its normal policies in investments which will produce taxable income and may subject investors to alternative minimum tax.

JPMorgan New York Municipal Money Market Fund. Due to current market conditions, the Fund has invested and may continue to invest in excess of its normal policies in investments which will produce taxable income for federal, New York State and New York City purposes and may subject investors to alternative minimum tax.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MMKT-608